SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TIAA Separate Account VA-1

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730 Third Avenue New York, NY 10017-3206

TIAA Separate Account VA-1

Important notice regarding availability of proxy materials for the Special Meeting of contract owners of Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through the TIAA Separate Account VA-1 of Teachers Insurance Annuity Association of America to be held on July 17, 2019. The Proxy Statement for this meeting is available at: www.proxy-direct.com/tia-30638

Notice of Special Meeting — July 17, 2019

This notice is being given to the contract owners (the “Contract Owners”) of Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through the TIAA Separate Account VA-1 (“VA-1” or the “Fund”) of Teachers Insurance Annuity Association of America (“TIAA”). VA-1 has only one investment portfolio, the Stock Index Account (“SIA”). Only Contract Owners of the Stock Index Account are eligible to vote at the Special Meeting.

VA-1 will hold a Special Meeting of Contract Owners on July 17, 2019, at 1:00 p.m. EDT at TIAA’s New York Office, 730 Third Avenue, New York, NY 10017. This proxy statement was mailed to Contract Owners starting on or about June 6, 2019.

The purpose of the meeting is:

1.	To elect ten individuals to serve as Managers for indefinite terms and until their successors shall take office; and

2.	To address any other business that may properly come before the meeting.

The Management Committee of the Fund has set May 30, 2019 as the Record Date for determining the number of votes entitled to be cast. You may vote at the meeting only if you were a VA-1 Contract Owner with voting rights as of the Record Date.

By order of the Management Committee,

Mona Bhalla

Corporate Secretary

Please vote as soon as possible before the meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your proxy card.

If you plan to attend the meeting, please call 877-535-3910, ext. 22-2440, to obtain an admission pass. In accordance with the Fund’s security procedures, a pass and appropriate picture identification will be required to enter the Fund’s special meeting. Please note that no laptop computers, recording equipment or cameras will be permitted. All cell phones must be turned off when entering the meeting and remain off during the meeting. Please read the instructions on the admission pass for additional information.

June 6, 2019

TIAA Separate Account VA-1

Proxy Statement for Special Meeting to be held on July 17, 2019

The Management Committee (“Management Committee”) of the TIAA Separate Account VA-1 (“VA-1” or the “Fund”) has sent you this proxy statement to ask for your vote on certain matters affecting VA-1. The accompanying proxy will be voted at the Special Meeting of VA-1 Contract Owners (as defined below) being held on July 17, 2019, at 1:00 p.m. EDT at the New York Office of Teachers Insurance and Annuity Association of America (“TIAA”), 730 Third Avenue, New York, NY 10017. This proxy statement was mailed to Contract Owners starting on or about June 6, 2019.

The VA-1 Contract Owners are being asked to vote on the following:

1.	The election of ten individuals to serve as Managers for indefinite terms and until their successors shall take office; and
2.	Any other business that may properly come before the meeting or any adjournments or postponements thereof.

At this time, the Management Committee does not know of any other matters being presented at the meeting or any adjournments or postponements thereof.

How do I vote?

You can vote in any one of four ways:

(1)	By logging on to the Internet site shown on your proxy card and following the on-screen instructions;
(2)	By marking, signing and mailing the proxy card in the envelope provided;
(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions; or
(4)	By voting in person at the meeting.

If you vote by Internet or telephone, please do not mail your proxy card.

Vote on the Internet	Vote by phone	Vote by mail	Vote in person

Vote online at the website listed on your proxy card. Follow the on-screen instructions.	Call the phone number listed on your proxy card. Follow the recorded instructions available 24 hours.	Vote, sign, and date the proxy card and return it using the postage-paid envelope.	Attend the Special Meeting of Contract Owners July 17, 2019, at 1:00 p.m. EDT at TIAA’s New York Office, 730 Third Avenue, New York, NY 10017.

Can I cancel or change my vote?

You can cancel or change your vote at any time up until 5:00 p.m. EDT on July 16, 2019. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, voting in person at the meeting — or you can cancel your vote by writing VA-1’s Corporate Secretary at: c/o VA-1, 730 Third Avenue, New York, New York 10017-3206. Cancelled or changed votes (other than votes cast in person at the meeting) must be received by the 5:00 p.m. July 16, 2019 deadline.

How does a proxy work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you sign and return the proxy card, but do not specifically instruct the agents otherwise, they will vote FOR the election of all the nominees listed herein for Manager. At this time, the Management Committee does not know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment in their discretion, as allowed by the proxy. All proxies solicited by the Management Committee that are properly executed and received by the Corporate Secretary prior to the meeting, and are not cancelled, will be voted at the meeting.

Who may vote; How many votes do I get?

The contract owners (“Contract Owners”) of Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through VA-1, invested in the Stock Index Account (“SIA”), the single investment portfolio of VA-1, as of May 30, 2019 (the “Record Date”) may vote at the meeting with respect to each item on the proxy ballot. On May 20, 2019, there were 4,675,393.09 total votes eligible to be cast.

The number of votes you have is equal to the dollar value of your accumulation in the Stock Index Account as of the Record Date. We will count votes expressed to two decimal points.

How many votes are needed for a quorum or to pass a vote?

There will be a quorum for the meeting if 10 percent of the total number of votes entitled to be cast vote in person or by proxy. Abstentions are counted in determining whether a quorum has been reached. A Manager shall be elected to the Management Committee if he or she receives a majority of the votes cast at a meeting where a quorum is present. Approval of any other proposals also requires a majority of the votes cast at a meeting where a quorum is present. Abstentions from voting are not treated as votes cast for the election of Managers or any other proposal. No votes are cast by brokers.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring Contract Owner attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of additional votes.

I. Election of Management Committee Members

The purpose of the meeting is to elect members to the Management Committee. The Managers will be elected to serve indefinite terms until his or her successor shall take office. Pursuant to a resolution of the Management Committee, the maximum number of Managers has been fixed at ten. Under the law, the Management Committee can fill vacancies between meetings if, in doing so, after an appointment, at least two-thirds of the Managers then holding office would have been elected by the Contract Owners.

At this meeting, you are being asked to elect to the Management Committee nine current members (including Prof. Eberly, Mr. Forrester and Mr. Kenny who were previously appointed as Managers by the Management Committee) and one new nominee, Joseph A. Boateng. Information about each of the ten nominees is set forth below. It is intended that properly executed and returned proxies will be voted FOR the election of the ten nominees unless otherwise indicated in the proxy.

Each of the ten nominees was first recommended by the Nominating and Governance Committee of the Management Committee. This Committee consists of Managers who are also themselves nominees and, like all the other members of the Management Committee, are not “interested persons” as such term is defined in the Investment Company Act of 1940 (the “1940 Act”). The three current Managers who were previously appointed by the Management Committee (Prof. Eberly, Mr. Forrester and Mr. Kenny) were each recommended to the Nominating and Governance Committee by current Managers after being identified by a retained third-party search firm. Mr. Boateng was recommended to the Nominating and Governance Committee by a retained third-party search firm.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Management Committee.

Proxies cannot be voted for a greater number of persons than the number of nominees.

The Management Committee, which is composed entirely of Members who are not “interested persons” (as defined in the 1940 Act) of the Fund or of Teachers Advisors, LLC (“Advisors”), the Fund’s investment adviser, unanimously recommends that the Contract Owners of the Fund vote FOR the election of each of the nominees.

Management of VA-1

Management Committee Membership

VA-1 is governed by its Management Committee, which oversees the Fund’s business and affairs. The Management Committee delegates the day-to-day management of the Fund to Advisors and the officers of the Fund (see below).

Management Committee leadership structure and related matters

The Management Committee currently is composed of nine Managers, all of whom are independent or disinterested, which means that they are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“independent Managers”). One of the independent Managers, Thomas J. Kenny, serves as the Chairman of the Management Committee. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Management Committee; presiding at all meetings of the Management Committee; and serving as a liaison with other Managers, VA-1’s officers and other management personnel, and counsel to the independent Managers. The Chairman performs such other duties as the Management Committee may from time to time determine. The principal executive officer of VA-1 does not serve on the Management Committee.

The Management Committee meets periodically to review, among other matters, the Fund’s activities, contractual arrangements with affiliated and non-affiliated companies that provide services to the Fund and the performance of the Fund’s investment portfolio. The Management Committee holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regularly scheduled meetings. During a portion of each regularly scheduled in-person meeting and, as the Management Committee may determine at its other meetings, the Management Committee meets without management present.

The Management Committee has established a committee structure that includes six standing committees and one special committee, each composed solely of independent Managers and chaired by an independent Manager, as described below. The Management Committee, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Management Committee believes that its leadership and operating structure, which includes its committees and an independent Manager in the position of Chairman of the Management Committee and of each committee, provides for independent oversight of management and is appropriate for VA-1 in light of, among other factors, the asset size and nature of VA-1 and the SIA, the number of portfolios overseen by the Management Committee, the number of other funds overseen by the Managers as trustees of other investment companies in the TIAA-CREF Fund Complex (as defined below), the arrangements for the conduct of VA-1’s operations, the number of Managers, and the Management Committee’s responsibilities.

VA-1 is part of the TIAA-CREF Fund Complex, which is composed of the single portfolio within VA-1, 8 Accounts within the College Retirement Equities Fund (“CREF”), the 69 funds within TIAA-CREF Funds (“TCF”), and the 11 funds within TIAA-CREF Life Funds (“TCLF”). All of the persons that serve on the Management Committee also serve on, and the same person serves as the Chairman of, the respective Boards of Trustees of CREF, TCF and TCLF.

Qualifications of Managers

The Management Committee believes that each of the nominees is qualified to serve as a Manager of VA-1 based on a review of the experience, qualifications, attributes or skills of each nominee. The Management Committee bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Management Committee looks for: character; integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting Contract Owner interests; willingness and ability to commit the time necessary to perform the duties of a Manager; and significance of each nominee’s background, experience, qualifications, attributes or skills in the context of overall diversity of the Management Committee’s composition. Each nominee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Manager of VA-1 and other funds in the TIAA-CREF Fund Complex. With respect to diversity, the Management Committee generally considers the manner in which each nominee’s professional experience, education, expertise in relevant matters, general leadership experience and life experiences are complementary and, as a whole, contribute to the ability of the Management Committee to perform its duties.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each nominee relevant to the Management Committee’s belief that the nominee should serve in this capacity is provided in the “Disinterested Managers and Nominees” table set forth below. This table includes, for each Manager, positions held with VA-1, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Manager and certain directorships held by each of them.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of VA-1 and the SIA is the responsibility of management, which includes professional risk management staff. The Management Committee oversees this risk management function consistent with and as part of its oversight responsibility. The Management Committee performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of ad hoc committees. The following provides an overview of the principal, but not all, aspects of the Management Committee’s oversight of risk management for VA-1 and the SIA. The Management Committee recognizes that it is not possible to identify all of the risks that may affect VA-1 and the SIA or to develop procedures or controls that eliminate VA-1’s and the SIA’s exposure to all of these risks.

In general, the SIA’s risks include, among others, market risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Management Committee has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to VA-1 and the SIA. In addition, under the general oversight of the Management Committee, Advisors, the investment manager and administrator for the SIA, and other service providers to VA-1 have adopted a variety of policies, procedures and controls designed to address particular risks to the SIA. Different processes, procedures and controls are employed with respect to different types of risks.

The Management Committee also oversees risk management for VA-1 and the SIA through receipt and review by the Management Committee and/or its committees of regular and special reports, presentations and other information from officers of VA-1 and other persons, including from the Chief Risk Officer or senior risk management personnel for Advisors and its affiliates. Senior officers of VA-1, senior officers of Advisors and its affiliates, and VA-1’s Chief Compliance Officer (“CCO”) regularly report to the Management Committee and/or one or more of the Management Committee’s standing committees on a range of matters, including those relating to risk management. The Management Committee also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the SIA. At least annually, the Management Committee receives a report from VA-1’s CCO regarding the effectiveness of VA-1’s compliance program. Also, on an annual basis, the Management Committee receives reports, presentations and other information from Advisors in connection with the Management Committee’s consideration of the renewal of VA-1’s investment management agreement with Advisors. In addition, on an annual basis, Advisors, in its capacity as administrator of the VA-1’s liquidity risk management program pursuant to applicable Securities and Exchange Commission (“SEC”) regulations, provides the Management Committee with a written report that addresses the operation, adequacy and effectiveness of the program.

Officers of VA-1 and officers and personnel of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on VA-1’s internal controls over financial reporting and accounting and financial reporting policies and practices. VA-1’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and TIAA’s Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from VA-1’s independent registered public accounting firm on internal controls and financial reporting matters.

The Operations Committee receives regular and special reports, presentations and other information from VA-1’s officers and from SIA management personnel regarding valuation and other operational matters. In addition to reports, presentations and other information received from Advisors and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding certain other service providers to VA-1, either directly or through VA-1’s officers, including the CCO and Advisors personnel, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading, portfolio liquidity and other portfolio management aspects of the SIA.

The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the SIA’s portfolio companies.

The Nominating and Governance Committee routinely monitors various aspects of the Management Committee’s structure and oversight activities, including reviewing matters such as the workload of the committees of the Management Committee, the balance of responsibilities delegated among the Management Committee and the relevant skill sets of the Managers. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Manager under the 1940 Act and the independent status of counsel to the independent Managers.

Current VA-1 Managers, Nominees and Executive Officers

The following table includes certain information about VA-1’s current Managers, nominees and executive officers, including positions currently held with VA-1, length of office and time served, and principal occupations in the last five years and other relevant experience and qualifications. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each nominee and certain directorships held by each of them. The first table includes information about VA-1’s disinterested Managers and nominees and the second table includes information about VA-1’s officers.

Disinterested Managers and Nominees

Name, address and year of birth (“YOB”)	Position(s) held with VA-1	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships held by Manager

Forrest Berkley

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Manager	Indefinite term. Manager since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	89	Director, Save the Children Foundation, Inc.; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation.

Joseph A. Boateng

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Nominee and Consultant to the Management Committee since 2018.	N/A	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006); Manager, Financial Services Consultant, KPMG Consulting (2000–2002); several positions, Xerox Corporation (1988–2000). Mr. Boateng has particular experience in investment management, pension plan management, and finance.	8	Board member, Year Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee member, The Seattle Foundation.

Name, address and year of birth (“YOB”)	Position(s) held with VA-1	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships held by Manager

Janice C. Eberly

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013), and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013). Professor Eberly has particular experience in education, finance and public economic policy.	89	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC.

Nancy A. Eckl

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	89	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., and Lazard World Dividend & Income Fund, Inc.

Name, address and year of birth (“YOB”)	Position(s) held with VA-1	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships held by Manager

Michael A. Forrester

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Manager	Indefinite term. Manager since 2007.	Chief Executive Officer (since 2014), and Chief Operating Officer, Copper Rock Capital Partners, LLC (2007–2014). Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	89	Director, Copper Rock Capital Partners, LLC (investment adviser); Trustee, Dexter Southfield School.

Howell E. Jackson

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Manager	Indefinite term. Manager since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and Social Security, and organizational management and education.	89	Director, Commonwealth (non-profit organization).

Name, address and year of birth (“YOB”)	Position(s) held with VA-1	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships held by Manager

Thomas J. Kenny

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Management Committee and Manager	Indefinite term. Chairman for term ending July 1, 2021. Manager since 2011. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004), Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	89	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee member, Sansum Clinic; Director, ParentSquare; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

James M. Poterba

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Manager	Indefinite term. Manager since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management of MIT (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008). Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.	89	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

Name, address and year of birth (“YOB”)	Position(s) held with VA-1	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships held by Manager

Maceo K. Sloan

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Manager	Indefinite term. Manager since 1999.

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016) NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).

Mr. Sloan has particular experience in investment management, finance and organizational development. He is designated as an audit committee financial expert.

				89	N/A

Name, address and year of birth (“YOB”)	Position(s) held with VA-1	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships held by Manager

Laura T. Starks

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Manager	Indefinite term. Manager since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin. Professor Starks has particular experience in education, finance, mutual funds and retirement systems.	89	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas.

Officers

Name, address and year of birth (“YOB”)	Position(s) held with VA-1	Term of office and length of time served	Principal occupation(s) during past 5 years

Vijay Advani

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc. (Franklin Templeton Investments).

Mona Bhalla

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.

Name, address and year of birth (“YOB”)	Position(s) held with VA-1	Term of office and length of time served	Principal occupation(s) during past 5 years

Richard S. Biegen

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Carol W. Deckbar

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Executive Vice President, Chief Product Officer, TIAA Financial Solutions Product Group. Executive Vice President of CREF and TIAA Separate Account VA-1.

Roger W. Ferguson, Jr.

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2008.	President and Chief Executive Officer of TIAA, CREF and TIAA Separate Account VA-1.

Jose Minaya

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, President, Global Investments, TIAA.

Phillip T. Rollock

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President, Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, Deputy General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.

Christopher A. Van Buren

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President and Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control of UBS.

E. Scott Wickerham

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017	Senior Managing Director, Head, Publics Investment Finance. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1; Treasurer of CREF; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.

Name, address and year of birth (“YOB”)	Position(s) held with VA-1	Term of office and length of time served	Principal occupation(s) during past 5 years

Sean N. Woodroffe

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Manager Equity ownership

The following table includes information relating to equity securities owned beneficially by all nominees in VA-1 and in all registered investment companies in the TIAA-CREF Fund Complex as of December 31, 2018. The amounts reported below include amounts contributed to the Fund for the benefit of the disinterested Managers pursuant to VA-1’s long-term compensation plan for non-employee Managers.

Disinterested Managers and Nominees

Name of Manager Nominee	Dollar range of securities in VA-1	Aggregate dollar range of securities in all registered investment companies overseen by Manager or Nominee in the TIAA-CREF Fund Complex
Forrest Berkley	None	Over $100,000
Joseph A. Boateng	None	N/A
Janice C. Eberly	None	Over $100,000
Nancy A. Eckl	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Thomas J. Kenny	None	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

As of December 31, 2018, to the knowledge of VA-1’s management, the current Managers and officers owned as a group less than 1% of the securities of the SIA.

Manager compensation

The following table discloses the aggregate compensation received from VA-1 and the TIAA-CREF Fund Complex by each nominee for the fiscal year ended December 31, 2018. VA-1’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of the chart, the TIAA-CREF Fund Complex consists of: CREF, TCF, TCLF and VA-1, each a registered investment company.

Disinterested Managers

Name	Aggregate compensation from VA-1*	Long-Term compensation contribution as part of VA-1 expenses†	Total compensation from TIAA-CREF fund Complex*
Forrest Berkley‡	$1,083.91	$299.78	$325,000.00
Joseph A. Boateng§	—	—	—
Janice C. Eberly‡	$986.92	$264.80	$295,916.67
Nancy A. Eckl	$1,200.69	$299.78	$360,000.00
Michael A. Forrester‡	$1,184.01	$299.78	$355,000.00
Howell E. Jackson	$1,184.01	$299.78	$355,000.00
Thomas J. Kenny‡	$1,184.01	$299.78	$432,500.00
Bridget A. Macaskill**	$639.24	$166.54	$191,666.67
James M. Poterba‡	$1,275.77	$299.78	$382,500.00
Maceo K. Sloan	$1,234.06	$299.78	$370,000.00
Laura T. Starks	$1,254.08	$299.78	$376,000.00

*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
**Effective	July 20, 2018, Ms. Macaskill no longer serves as a Manager.
†	Amounts deferred under the long-term compensation plan described below.
§

Effective December 4, 2018, Mr. Boateng was retained as a consultant to the Boards and Management Committee of TCF, TCLF and VA-1. Mr. Boateng receives a consulting fee, in cash, equal to the compensation paid to an independent Trustee and Manager of the Boards and Management Committee.

‡

A portion of this compensation was not actually paid based on the prior election of the Manager to defer receipt of payment in accordance with the provisions of a deferred compensation plan for Managers described below. For the fiscal year ended December 31, 2018, Mr. Berkley elected to defer $235,000, Prof. Eberly elected to defer $151,492, Mr. Forrester elected to defer $265,000, Mr. Kenny elected to defer $342,500 and Prof. Poterba elected to defer $292,500 of total compensation earned from the TIAA-CREF Fund Complex.

The Management Committee approved Manager compensation at the following rates, effective January 1, 2018: an annual retainer of $180,000; an annual long-term compensation contribution of $90,000; an annual committee chair fee of $20,000 ($30,000 for the Chairs of the Operations and Audit and Compliance Committees); an annual Management Committee chair fee of $90,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee).

At its meeting on December 4, 2018, the Management Committee approved Manager compensation at the following rates, effective January 1, 2019: an annual retainer of $190,000, an annual long-term compensation contribution of $100,000 (further described below), an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Management Committee chair fee of $100,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee).

The chair and members of the Executive Committee and the Special Emergency Valuation Committee generally do not receive fees for service on those committees. The Managers may also receive special, working group or ad hoc committee fees, or related chair fees, as determined by the Management Committee. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Managers, and the need to attract and retain well-qualified Management Committee members.

The TIAA-CREF Fund Complex has a long-term compensation plan for Managers of the Management Committee. Currently, under this unfunded deferred compensation plan, annual contributions equal to $100,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain funds) selected by each Manager of the Management Committee. After the Manager leaves the Management Committee, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Manager. The Management Committee may waive the mandatory retirement policy for the Managers, which would delay the commencement of benefit payments until after the Manager eventually retires from the Management Committee. Pursuant to a separate deferred compensation plan, Managers also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain funds) selected by each Manager. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Manager. The compensation table above does not reflect any payments under the long-term compensation plan.

VA-1 has adopted a mandatory retirement policy for its Managers. Under this policy, Managers who attain the age of 72 are currently not eligible for re-election at the next succeeding meeting of the separate account (if any); and they must also resign from the Boards of Trustees of CREF, TCLF, and TCF, effective as of the last day of said Manager’s memberships on the CREF Board of Trustees. Such requirement may be waived with respect to one or more Managers for reasonable time periods upon the unanimous approval and at the sole discretion of the Management Committee, and the Managers eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Committees

The Management Committee has appointed the following standing committees, each with specific responsibilities for aspects of VA-1’s operations, and whose charters are available upon request. In addition, the Management Committee has established a special committee. These committees, which each consist of only independent Managers are:

(1)

An Audit and Compliance Committee, which assists the Management Committee in fulfilling its oversight responsibilities for financial reporting, internal controls over financial reporting and certain compliance matters.

The Audit and Compliance Committee is charged with approving and/or recommending for Management Committee approval the appointment, compensation and retention (or termination) of VA-1’s independent registered public accounting firm.

(2)

A Corporate Governance and Social Responsibility Committee, which assists the Management Committee in fulfilling its oversight responsibilities for corporate social responsibility and governance issues, including the voting of proxies of portfolio companies of VA-1.

(3)	An Executive Committee, which generally is vested with full Management Committee powers on matters that arise between Management Committee meetings.

(4)	An Investment Committee, which assists the Management Committee in fulfilling its oversight responsibilities for the VA-1’s investments.

(5)

A Nominating and Governance Committee, which assists the Management Committee in addressing internal governance matters of VA-1, including nominating VA-1 officers and the members of the standing committees of the Management Committee, recommending candidates for election as Managers, reviewing their qualifications and independence, conducting evaluations of the Managers and of the Management Committee and its committees and periodically reviewing proposed changes to VA-1’s governing documents.

(6)

An Operations Committee, which assists the Management Committee in fulfilling its oversight responsibilities with respect to operational matters of VA-1, including oversight of contracts with third-party service providers, and certain legal, compliance, finance, sales and marketing matters.

(7)

A Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by Advisors or TIAA-CREF Investment Management, LLC (“Investment Management”) due to extraordinary circumstances. At least three members of the Management Committee shall be needed to constitute the Special Valuation Committee, and the chair shall be the member who is the longest serving Manager on the Management Committee.

The following table lists the current membership of each standing committee and the number of meetings each committee held in 2018.

	Audit & Compliance	Corporate Governance and Social Responsibility	Executive	Operations	Investment	Nominating and Governance	Special Emergency Valuation Committee[1]
Forrest Berkley				✓	✓
Joseph A. Boateng				✓	✓
Janice C. Eberly	✓	✓			✓
Nancy A. Eckl			✓	Chair	✓	✓
Michael A. Forrester			✓	✓	✓	Chair
Howell E. Jackson			✓	✓	✓	✓
Thomas J. Kenny	✓		Chair		✓	✓
James M. Poterba	Chair	✓	✓		✓
Maceo K. Sloan[2]	✓	✓			Chair
Laura T. Starks	✓	Chair			✓
2018 Meetings	6	5	0	5	6	9	0

[1]	See committee list entry (7) above.
[2]	Mr. Sloan has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

Management Committee meetings

There were eight meetings of the Management Committee during 2018. All current Managers who served during 2018 attended at least 75 percent of the meetings of the Management Committee, and committees of which they were members. Professor Eberly joined the Management Committee as of February 13, 2018 and Mr. Boateng became a consultant to the Management Committee as of December 4, 2018.

Manager nomination process

The Management Committee has a Nominating and Governance Committee (“Committee”), which is responsible for nominating candidates for the Management Committee. The Committee considers recommendations from a variety of sources, including participating institutions and educational organizations.

The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet the criteria the Management Committee deems important to VA-1. In addition, the Committee may invite recommendations from current Managers and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. Although VA-1 does not have a formal policy regarding diversity, in preparing a slate of Manager candidates, the Committee seeks to ensure a broad, diverse representation of academic, business and professional experience and gender, race and age.

Recommendations from Contract Owners regarding nominations

Contract Owners may submit recommendations to the Committee by forwarding the names and background of nominees to the Corporate Secretary of VA-1, by submitting candidate recommendations to the following website: www.tiaa.org/crefnominee or mailing the information to the Corporate Secretary of VA-1, 730 Third Avenue, New York, NY 10017-3206.

Qualifications of nominees

The Management Committee has determined that its members should be individuals who can contribute sound business judgment to Management Committee deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Management Committee should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Managers without conflict with VA-1. At least one Manager should qualify as an audit committee financial expert for service on the Audit and Compliance Committee. Each Manager should be prepared to devote substantial time and effort to VA-1 Management Committee duties and should limit the number of his or her other board memberships in order to provide such service to VA-1. One consideration for candidates for the Management Committee is that they be individuals with prior and/or ongoing academic experience, and a demonstrated ability to work in a constructive manner with other Management Committee members and management.

When seeking to fill a specific opening on the Management Committee, the Committee will consider the specific needs of the Management Committee at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Management Committee.

A candidate for service as an independent Manager must not be an “interested person,” as that term is defined in the 1940 Act, of VA-1 or Advisors. Each candidate must provide such information requested by VA-1 as may be reasonably necessary to enable the Management Committee to assess the candidate’s eligibility.

Contract Owner communications with Managers

Letters or emails from Contract Owners addressed to the Management Committee or individual Managers may be sent to VA-1 Management Committee c/o Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or via email to: trustees@tiaa.org. Certain communications will be forwarded to the Management Committee’s Chairman in accordance with established policies concerning Contract Owner communications that have been approved by a majority of independent Managers.

Manager attendance at Contract Owner meetings

VA-1 is not required to and does not typically hold annual meetings of Contract Owners. Consequently, VA-1 does not have a policy with regard to a Manager’s attendance at Contract Owners meetings.

Proposals for action at future Contract Owner meetings

Any proposals of persons with voting rights to be included in the proxy statement for VA-1’s next special meeting must be received by VA-1 within a reasonable period of time prior to the meeting. VA-1 is not required to and does not typically hold meetings of Contract Owners. There are no current plans to hold another special meeting in 2019.

II. Information on the VA-1’s independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm (“Independent Auditor”) to VA-1 for the fiscal year ended December 31, 2018. Both the Audit and Compliance Committee and the Management Committee, each of which consists solely of independent Managers, have chosen to continue with the services of PwC for the fiscal year ending December 31, 2019. PwC was initially selected in 2005 following a competitive bidding process and has served as the Independent Auditor to VA-1 as well as to the other funds within the TIAA-CREF Fund Complex since that time.

The aggregate fees billed by PwC as disclosed below for the fiscal years ended December 31, 2018, and December 31, 2017 may not align with the figures reported and filed with the Securities and Exchange Commission in Form N-CEN or Form N-CSR (SEC File No. 811-08963) because the fees disclosed in this proxy statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant periods.

In making its selection, the Audit and Compliance Committee discussed with PwC issues involving relationships among PwC, TIAA, Nuveen, LLC, Nuveen Finance, LLC and the TIAA-CREF Fund Complex, and their affiliates that could reasonably be thought to bear on PwC’s independence. PwC confirmed its independence to the Audit and Compliance Committee. As part of this process, the Audit and Compliance Committee considered that while PwC would also serve as the Independent Auditor for TIAA, Nuveen, LLC and Nuveen Finance, LLC, it relied upon PwC’s determination that this would not compromise its independence. The Audit and Compliance Committee considered that this arrangement would produce a more cost-effective audit.

As VA-1’s Independent Auditor, PwC will perform independent audits of VA-1’s financial statements for the fiscal year ending December 31, 2019.

Representatives of PwC will attend the special meeting and be available at the special meeting to respond to questions, but it is not expected that they will make any statement at the special meeting.

Audit fees

For the fiscal years ended December 31, 2018 and December 31, 2017, PwC’s aggregate fees for the audit of VA-1’s annual financial statements were $55,945 and $54,580, respectively.

Audit-related fees

Audit-related fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under audit fees. VA-1 did not pay any fees to PwC for audit-related services for the fiscal years ended December 31, 2018 and December 31, 2017.

Tax fees

VA-1 did not pay any fees to PwC for professional services related to tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2018 and December 31, 2017.

All other fees

For the fiscal years ended December 31, 2018 and December 31, 2017, PwC’s aggregate fees for all other services billed to VA-1 were $3,028 and $3,000, respectively.

Preapproval policy

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to VA-1 without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee (or its designated member) is required to preapprove certain services to be performed by VA-1’s Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to appoint the Independent Auditor to perform the financial statement audit for VA-1, including approving the terms of the engagement. The Policy also requires the Audit and Compliance Committee (or, with respect to non-audit services, its designated member) to preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor for VA-1 and certain non-audit services provided by the Independent Auditor to VA-1’s adviser or its affiliates for the fiscal years ended December 31, 2018 and December 31, 2017 were preapproved by the Audit and Compliance Committee (or its designated member, as appropriate) pursuant to the Policy.

There were no amounts that were approved by the Audit and Compliance Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X.

Auditor fees for related entities

PwC’s fees for professional services rendered for non-audit related services to VA-1 and to its fund service providers for the fiscal years ended December 31, 2018 and December 31, 2017 were approximately $221,000 and $708,000, respectively.

III. Additional information

Investment advisory and distribution arrangements

Advisors, a subsidiary of TIAA, manages the assets of VA-1. Advisors is registered as an investment adviser under the 1940 Act.

TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA that also provides its services to VA-1 at cost, is the principal underwriter of the variable component of the contract. Services is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). TIAA provides administrative services to VA-1. The TIAA Board of Overseers, a New York non-charitable not-for-profit membership corporation, owns all of the stock of TIAA. The address for Advisors, Services and TIAA is 730 Third Avenue, New York, New York 10017-3206.

IV. Other matters

Means of soliciting proxies

This proxy solicitation will be conducted by the mailing of this proxy statement and an accompanying proxy card beginning on or about June 6, 2019. Supplementary solicitations may be made by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. VA-1 bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of VA-1.

Beneficial ownership

To the knowledge of VA-1, no Contract Owner owned of record or beneficially 5% or more of the outstanding securities of VA-1 as of the Record Date.

Annual reports

If you would like to see the most recent VA-1 semiannual and annual reports, you can visit the TIAA website at www.tiaa.org/prospectuses, or use our online request form to order print versions electronically. You can also call 800-842-2252 or write to VA-1 at 730 Third Avenue, New York, New York 10017-3206, Attention: Imaging Services. These reports are furnished to Contract Owners without charge.

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730 Third Avenue New York, NY 10017-3206

VA-1-State-2019	A30717 (6/19)

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

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VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

        Please detach at perforation before mailing.

TIAA-VA-1 Stock Index Account Special Meeting of Contract Owners to be held on July 17, 2019 This Proxy Card is solicited on behalf of the Board of Trustees

By signing this form, I authorize Roger W. Ferguson, Jr., Phillip T. Rollock, and Mona Bhalla, singly or together, with power of substitution in each, to represent me and cast my vote at the TIAA-VA-1 Stock Index Account Special Meeting of Contract Owners, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; and (ii) at their discretion on any other matters that may properly come before the meeting, and any adjournment or postponement thereof. The TIAA-VA-1 Stock Index Account Special Meeting of Contract Owners will be held on Wednesday, July 17, 2019, at 1:00 p.m. at TIAA’s NYC Office, 730 Third Ave., New York 10017.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to Computershare, PO BOX 808001, Louisville, KY 40233-9888. Computershare has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN AND DATE ON THE REVERSE SIDE

VID_30638_051419

EVERY VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

TIAA-VA-1 Stock Index Account Special Meeting of Contract Owners to be held on July 17, 2019

The Proxy Statement for this Meeting is Available at:

https://www.proxy-direct.com/tia-30638

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

The Board of Trustees recommends a vote FOR Proposal 1.

A	Proposal

1. Election of Trustee Nominees (or, if any nominee is not available for election, such substitute as the Board of Trustees may designate):

☐ To vote FOR all Nominees	☐ To vote AGAINST all Nominees	☐ To vote to ABSTAIN for all Nominees; or vote separately by Nominee below:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Forrest Berkley	☐	☐	☐	02 Joseph A. Boateng	☐	☐	☐	03 Janice C. Eberly	☐	☐	☐
04 Nancy A. Eckl	☐	☐	☐	05 Michael A. Forrester	☐	☐	☐	06 Howell E. Jackson	☐	☐	☐
07 Thomas J. Kenny	☐	☐	☐	08 James M. Poterba	☐	☐	☐	09 Maceo K. Sloan	☐	☐	☐
10 Laura T. Starks	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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TIAA PROXY WO# 30638 - TOUCH-TONE TELEPHONE VOTING SCRIPT

	** PROXY CARD **	IVR Revision 05/31/19

Control Number	Security Code	Fund Name
638-9999-9001-099	9999 9999	TIAA-VA-1 Stock Index Account

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE CONTRACT OWNER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.”

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE CONTRACT OWNER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE CONTRACT OWNER WILL HEAR THE FOLLOWING JOB SPECIFIC SPEECH:

“Okay, you’ll be voting your proxy for the TIAA-VA-1 Stock Index Account. The Board Recommends a vote “FOR” the proposal.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

THEN, MATCHING THE PARTICIPANT’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON EACH PROPOSAL:

“Proposal 1:     To vote FOR ALL nominees, Press 1.     AGAINST ALL nominees, press 2.     ABSTAIN for ALL nominees, press 3    Or to VOTE on the nominees individually, press 4.”

IF THE CONTRACT OWNER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting for all nominees”

IF THE CONTRACT OWNER PRESSES 2, TO VOTE AGAINST ALL NOMINEES THEY WILL HEAR:

“Okay, voting against all nominees”

IF THE CONTRACT OWNER PRESSES 3, TO VOTE ABSTAIN FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting abstain on all nominees”

IF THE CONTRACT OWNER PRESSES 4, TO VOTE INDIVIDUALLY ON EACH NOMINEE THEY WILL HEAR:

“Okay, lets vote on each nominee”

“Nominee Number 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 3:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 4:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 5:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 6:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 7:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 8:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 9:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 10:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”

AFTER THE LAST NOMINEE IS INDIVIDUALLY VOTED, THE CONTRACT OWNER WILL HEAR:

“Okay, you’ve finished voting on all the nominees

WHEN THE CONTRACT OWNER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE CONTRACT OWNER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE CONTRACT OWNER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE CONTRACT OWNER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts options to start over or change a specific proposal vote.]

AFTER THE CONTRACT OWNER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE CONTRACT OWNER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

Sample Proxy/Voting Instruction Card	Sample Notice

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